                                                       EXHIBIT 2



                             JOINT FILING AGREEMENT


                                       and

                                POWER OF ATTORNEY


         This Joint Filing Agreement and Power of Attorney dated as of August 1, 1996 by and among the persons listed on attached Schedule A (collectively, the "Reporting Persons").

                               W I T N E S S E T H

        WHEREAS, the Reporting Persons may be required to file a statement, and amendments thereto, pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated thereunder, containing the information required by Schedule 13D, in connection with the consummation of that certain merger and other transactions to the Agreement and Plan of Merger, dated as of March 26, 1996, as amended, among Simon Property Group Inc., a Maryland corporation ("SPG"), Day Acquisition Corp., an Ohio corporation, and DeBartolo Realty Corporation, an Ohio corporation ("DRC"), and the Stockholders Agreement, dated as of March 26, 1996, as amended, among SPG, DRC, the Parent Principals (as defined in such Stockholders Agreement) and the Company Principals (as defined in such Stockholders Agreement); and

        WHEREAS, pursuant to Paragraph (f) of Rule 13d-1, the undersigned desire to satisfy any Schedule 13D filing obligation under Rule 13d-1 by a single joint filing; and

        WHEREAS, the Reporting Persons desire to constitute and appoint certain attorneys-in-fact and agents to execute any original statements on Schedule 13D and any amendments to any such statements on Schedule 13D, and other related documents in connection therewith.

        NOW, THEREFORE, in consideration of the premises, the undersigned hereto agree as follows:



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        1. The undersigned agree that any Statement on Schedule 13D to which this Agreement and Power of Attorney is attached, and any amendments to such Statement, are filed on behalf of each one of them.

        2. This Agreement and Power of Attorney may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        3. The undersigned hereby constitute and appoint Larry Thrailkill and Lynn Davenport as the undersigned's true and lawful attorneys-in-fact and agents, jointly and severally, with full power of substitution and resubstitution, for and in the undersigned's stead, in any and all capacities, to execute any original statement on Schedule 13D with respect to the interests of the undersigned in securities of SPG and any amendments thereto or certificates that may be required in connection therewith, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission and granting unto said attorneys-in-fact and agents, jointly and severally, the full power and authority to do and perform each and every act and thing necessary or advisable for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, jointly and severally, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.







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         IN WITNESS WHEREOF, the undersigned have caused this Agreement and
Power of Attorney to be duly executed and delivered on the above indicated date.

                     DEBARTOLO, INC.

                     By:/s/ A.D. Wolfcale
                        Name: A.D. Wolfcale
                        Title: Senior Vice President



                     THE EDWARD J. DeBARTOLO CORPORATION

                     By: /s/ A.D. Wolfcale
                        Name:  A.D. Wolfcale
                        Title: Senior Vice President

                     /s/ Edward J. DeBartolo, Jr.
                     Edward J. DeBartolo, Jr. individually, and in his capacity as Trustee under (i) the Lisa Marie DeBartolo Revocable Trust, (ii) the Tiffanie Lynne DeBartolo Revocable Trust and (iii) Edward J. DeBartolo Trust No. 7 for the Benefit of Nicole Anne DeBartolo

                     /s/ Cynthia R. DeBartolo
                     Cynthia R. DeBartolo

                     /s/ Marie Denise DeBartolo York
                     Marie Denise DeBartolo York, individually, and in her capacity as Trustee under (i) Edward J. DeBartolo Trust No. 8 for the benefit of John Edward York, (ii) Edward J. DeBartolo Trust No. 9 for the benefit of Anthony John York, (iii) Edward J. DeBartolo Trust No. 10 for the benefit of Mara Denise York and (iv) Edward J. Debartolo Trust No. 11 for the benefit of Jenna Marie York



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                        CORAL SQUARE ASSOCIATES

                         By: /s/ Edward J. DeBartolo, Jr.
                         Name:  Edward J. DeBartolo, Jr.
                         Title: Partner

                         By: /s/ Edward J. DeBartolo, Jr.
                         Name:  Edward J. DeBartolo, Jr.
                         Title: Partner

                         SOUTH BEND ASSOCIATES

                         By: DeBartolo, Inc.

                         By: /s/ A.D. Wolfcale
                         Name:  A.D. Wolfcale
                         Title: Senior Vice President

                         By: The Estate of Edward J. DeBartolo

                         By: /s/ Edward J. DeBartolo, Jr.
                         Name:  Edward J. DeBartolo, Jr.
                         Title: Co-Executor

                         By: /s/ Marie Denise DeBartolo York
                         Name:  Marie Denise DeBartolo York
                         Title: Co-Executor

                         WASHINGTON SQUARE ASSOCIATES

                         By:  The Edward J. DeBartolo
                              Corporation

                          By:  /s/ A.D. Wolfcale
                          Name:  A.D. Wolfcale
                          Title: Senior Vice President

                          H-CASTLETON

                          By: Altamonte, Inc.

                          By: /s/ A.D. Wolfcale
                          Name:  A.D. Wolfcale
                          Title: Senior Vice President



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                           BAY PARK, INC.
                           WARD PLAZA ASSOCIATES
                           CHELTENHAM SHOPPING CENTER
                             ASSOCIATES
                           SUMMIT MALL, INC.
                           TYRONE SQUARE, INC.
                           UPPER VALLEY, INC.
                           MISSION VIEJO MALL, INC.
                           PINELLAS SQUARE, INC.
                           GREAT LAKES MALL, INC.
                           PALM BEACH MALL, INC.
                           LAFAYETTE SQUARE, INC.
                           LIMA MALL, INC.
                           RICHMOND MALL, INC.
                           WOODVILLE MALL, INC.
                           DeBARTOLO AVENTURA, INC.
                           BOYNTON BEACH, INC.
                           THE FLORIDA MALL CORPORATION
                           D.L. GROVE, INC.
                           TC MALL II, INC.
                           PADDOCK MALL, INC.
                           NATIONAL INDUSTRIAL
                             DEVELOPMENT CORPORATION
                           GREAT NORTHEAST MALL, INC.

                           By: /s/ A.D. Wolfcale
                           Name:  A.D. Wolfcale
                           Title: Senior Vice President

                           RUES PROPERTIES, INC.

                           By:  /s/ A.D. Wolfcale
                           Name:  A.D. Wolfcale
                           Title: Senior Vice President

                           COLUMBIA SC I, INC.
                           COLUMBIA SC II, INC.
                           NORTHGATE I REAL ESTATE
                             CORPORATION
                           NORTHGATE II REAL ESTATE
                             CORPORATION
                           TACOMA SC I, INC.
                           TACOMA SC II, INC.

                           By: /s/ A.D. Wolfcale
                           Name:  A.D. Wolfcale
                           Title: Senior Vice President



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                           THE ESTATE OF EDWARD J. DeBARTOLO

                           By: /s/ Edward J. DeBartolo, Jr.
                           Name:  Edward J. DeBartolo, Jr.
                           Title: Co-Executor

                           By: /s/ Marie Denise DeBartolo York
                           Name:  Marie Denise DeBartolo York
                           Title: Co-Executor





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                                                               Schedule A


Estate of Edward J. DeBartolo
Edward J. DeBartolo, Jr.
Cynthia R. DeBartolo
Marie Denise DeBartolo York
Lisa Marie DeBartolo Revocable Trust
Tiffanie Lynne DeBartolo Revocable Trust
Edward J. DeBartolo Trust No. 7 fbo Nicole Anne DeBartolo
Edward J. DeBartolo Trust No. 8 fbo John Edward York
Edward J. DeBartolo Trust No. 9 fbo Anthony John York
Edward J. DeBartolo Trust No. 10 fbo Mara Denise York
Edward J. DeBartolo Trust No. 11 fbo Jenna Marie York
DeBartolo, Inc.
The Edward J. DeBartolo Corporation
Coral Square Associates
Bay Park, Inc.
Ward Plaza Associates
Rues Properties, Inc.
Cheltenham Shopping Center Associates
Summit Mall, Inc.
Tyrone Square, Inc.
Upper Valley, Inc.
Washington Square Associates
Columbia SC I, Inc.
Columbia SC II, Inc.
Mission Viejo Mall, Inc.
Northgate I Real Estate Corporation
Northgate II Real Estate Corporation
Pinellas Square, Inc.
Tacoma SC I, Inc.
Tacoma SC II, Inc.
H-Castleton
Great Lakes Mall, Inc.
Palm Beach Mall, Inc.
Lafayette Square, Inc.
Lima Mall, Inc.
Richmond Mall, Inc.
Woodville Mall, Inc.
DeBartolo Aventura, Inc.
Boynton Beach, Inc.
The Florida Mall Corporation
D.L. Grove, Inc.
TC Mall II, Inc.
Paddock Mall, Inc.
National Industrial Development Corporation
Great Northeast Mall, Inc.
South Bend Associates